UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 5, 2005

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 330-1000

_____________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

        Tredegar announced today that Nancy M. Taylor has been named President of Tredegar Corporation’s (“Tredegar”) wholly-owned subsidiary, Tredegar Film Products Corporation (“Tredegar Film”), effective immediately. Ms. Taylor, who will continue as Senior Vice President of Tredegar, will replace Thomas G. Cochran, who will be leaving Tredegar and Tredegar Film to pursue other opportunities. Tredegar also stated that the timing of these changes should not be construed to relate to Tredegar’s or Tredegar Films’ first-quarter financial and operating performance. A copy of the press release issued on April 5, 2005, announcing Ms. Taylor’s appointment and Mr. Cochran’s resignation is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release, dated April 5, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2005	TREDEGAR CORPORATION By: /s/ D. Andrew Edwards ———————————————— D. Andrew Edwards Vice President, Chief Financial Officer and Treasurer

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